September 14, 2016

DREYFUS VARIABLE INVESTMENT FUND

International Equity Portfolio

Supplement to Summary and Statutory Prospectuses

dated April 29, 2016

Newton Capital Management Limited, the fund’s sub-adviser, changed its name to “Newton Investment Management (North America) Limited.”  All information in the fund’s summary prospectus and statutory prospectus relating to “Newton Capital Management Limited” or “Newton” now relates to Newton Investment Management (North America) Limited.

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's sub-investment adviser is Newton Investment Management (North America) Limited (Newton).

Paul Markham, Jeff Munroe and Yuko Takano are the fund's primary portfolio managers, positions they have held since January 2012, June 2012 and September 2016, respectively.  Mr. Markham, the fund's lead portfolio manager, is an investment manager for global equities, and is a member of the global investment group as well as the global equity ex-U.S. model and equity strategy groups at Newton.  Mr. Munroe is an investment leader of the global equities team at Newton.  Ms. Takano is a member of the global equities team at Newton.

The following information supersedes and replaces the third and fourth paragraphs in "Fund Details – Management" in the statutory prospectus:

Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited (Newton), to serve as the fund's sub-investment adviser.  Newton, located at 160 Queen Victoria Street, London, EC4V 4 LA, England, was formed in 1978 and, as of June 30, 2016, together with its affiliates that comprise the Newton group of companies, managed approximately $69.2 billion in discretionary separate accounts and other investment accounts.  Newton, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

Paul Markham, Jeff Munroe and Yuko Takano are the fund's primary portfolio managers, positions they have held since January 2012, June 2012 and September 2016, respectively.  Mr. Markham, the fund's lead portfolio manager, is an investment manager for global equities, and is a member of the global investment group as well as the global equity ex-U.S. model and equity strategy groups, at Newton, where he has been employed since 1998.  Mr. Munroe is an investment leader of the global equities team at Newton, where he has been employed since 1993.  Ms. Takano is a member of the global equities team at Newton, where she has been employed since 2011.

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